CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2006-1

DERIVED INFORMATION  [11/30/2005]

[$775,200,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$781,600,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

% Silent Second: 21.4
CLTV Silent Second: 98.9
CLTV Total Pool: 84.2
DTI: 41.6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
Alabama	44	4,278,118	0.6	7.97	87.8	610
Alaska	9	829,015	0.1	8.67	86.9	621
Arizona	168	32,269,089	4.2	7.31	79.5	618
Arkansas	15	1,281,763	0.2	7.71	88.1	620
California	631	185,158,160	23.9	6.79	77.2	637
Colorado	88	13,388,111	1.7	7.36	84.9	626
Connecticut	48	8,329,556	1.1	7.29	80.0	603
Delaware	10	1,621,457	0.2	7.06	82.4	620
District of Columbia	22	4,559,704	0.6	6.81	69.6	599
Florida	459	83,446,121	10.8	7.34	79.6	617
Georgia	165	21,723,430	2.8	7.79	83.1	623
Hawaii	4	1,415,206	0.2	6.55	82.8	587
Idaho	28	3,512,723	0.5	7.04	79.5	647
Illinois	218	35,932,333	4.6	7.32	83.3	618
Indiana	92	7,748,901	1.0	8.23	86.2	605
Iowa	61	3,912,921	0.5	7.98	84.9	634
Kansas	46	3,416,881	0.4	8.20	83.9	610
Kentucky	33	3,005,196	0.4	7.86	82.9	622
Louisiana	32	2,173,240	0.3	8.44	85.5	596
Maine	4	549,965	0.1	7.79	81.3	600
Maryland	206	41,512,808	5.4	7.16	78.9	610
Massachusetts	39	7,723,539	1.0	7.30	82.1	631
Michigan	150	18,178,222	2.3	7.56	83.0	615
Minnesota	74	11,939,235	1.5	7.04	80.0	612
Mississippi	25	2,363,734	0.3	7.82	84.9	612
Missouri	147	13,107,063	1.7	7.98	84.6	607
Montana	9	991,817	0.1	7.13	90.6	656
Nebraska	21	965,489	0.1	8.33	89.7	654
Nevada	77	16,605,675	2.1	7.18	81.5	633
New Hampshire	16	2,325,675	0.3	7.23	78.2	589
New Jersey	148	34,367,921	4.4	7.36	76.2	609
New Mexico	26	2,386,397	0.3	8.26	86.3	638
New York	130	33,430,584	4.3	7.24	78.3	628
North Carolina	92	9,916,038	1.3	7.81	82.7	615
North Dakota	3	168,914	0.0	9.00	91.6	642
Ohio	161	16,141,007	2.1	7.63	84.3	616
Oklahoma	49	2,911,919	0.4	8.39	88.6	617
Oregon	53	8,012,632	1.0	7.22	79.7	655
Pennsylvania	121	12,927,811	1.7	7.77	80.8	591
Rhode Island	20	4,014,951	0.5	7.06	78.3	606
South Carolina	64	5,652,822	0.7	8.60	85.3	594
South Dakota	13	443,055	0.1	8.85	88.5	608
Tennessee	101	9,478,220	1.2	7.76	82.5	622
Texas	253	24,300,723	3.1	8.11	80.5	605
Utah	35	4,457,667	0.6	7.34	82.0	627
Virginia	183	33,844,876	4.4	7.32	79.8	613
Washington	94	15,283,599	2.0	7.15	83.4	633
West Virginia	20	1,435,804	0.2	8.71	76.8	588
Wisconsin	176	21,677,186	2.8	7.78	83.3	612
Wyoming	4	124,345	0.0	10.58	98.5	640
Total:	4,687	775,241,618	100.0	7.31	80.1	621

Statistical Collateral Summary – Riverside / San Bernardino Collateral

FICO: 620
OLTV: 78.1
% Silent Second: 21.3
CLTV Silent Second: 99.2
CLTV Total Pool: 82.2
DTI: 43.0